UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2006

ALTUS EXPLORATIONS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-31444
(Commission File Number)

98-0361119
(IRS Employer Identification No.)

100-8900 Germantown Road, Olive Branch, Mississippi 38654
(Address of principal executive offices and Zip Code)

662.893.7376
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 3, 2006, Darrell Parlee and Dion D. Burkard were appointed to our board of directors. Messrs. Parlee and Burkard replace Messrs. W. Milton Cox and Sam Nastat who resigned as directors on February 3, 2006. Mr. Cox and Mr. Nastat will continue to provide services to the Company in an advisory capacity as may be required by the Company. Mr. Parlee has served as the Company Treasurer since June 17, 2005.

Our board of directors now consists of Messrs. Greg A. Thompson, Darrell Parlee, Dion D. Burkard and Don Sytsma. Our officers consist of Mr. Thompson as President, Mr. Parlee as Treasurer and Mr. Sytsma as Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTUS EXPLORATIONS INC.

/ s/ Don L. Sytsma
By: Don L. Sytsma
Director and Secretary
Date: February 3, 2006

RESIGNATION

TO:	ALTUS EXPLORATIONS INC.
(the “Company”)

AND TO:	the Board of Directors thereof

I, the undersigned, hereby resign as a member of the Board of Directors of the Company effective immediately.

DATED this 3nd day of February, 2006.

/ s/ Sam Nastat
Sam Nastat

RESIGNATION

TO:	ALTUS EXPLORATIONS INC.
(the “Company”)

AND TO:	the Board of Directors thereof

I, the undersigned, hereby resign as a member of the Board of Directors of the Company effective immediately.

DATED this 3nd day of February, 2006.

/ s/ W. Milton Cox
W. Milton Cox